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                                                                    EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We consent to the incorporation by reference in Registration Statement No. 333-119409 of Critical Therapeutics Inc. on Form S-8 of our report dated March 14, 2005, relating to the financial statements of Critical Therapeutics, Inc., appearing in this Annual Report on Form 10-K of Critical Therapeutics Inc. for the year ended December 31, 2004.


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 14, 2005